Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Net income attributable to non-controlling interests	Net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2023	2022	2021
Share of net income attributable to non-controlling interests	36	113	56
Total	36	113	56